Exhibit 10-A-28









                               SERVICE AGREEMENT

                                    between

                          CNG TRANSMISSION CORPORATION

                                      and

             PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INCORPORATED





                                     DATED

                                October 17, 1995


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                                 SERVICE AGREEMENT
                    APPLICABLE TO TRANSPORTATION OF NATURAL GAS
                              UNDER RATE SCHEDULE FTNN


         AGREEMENT made as of this October 17, 1995, by and between CNG TRANSMISSION CORPORATION, a Delaware corporation, hereinafter called "Pipeline," and PUBLIC SERVICE COMPANY OF NORTH CAROLINA, INC., a North Carolina corporation, hereinafter called "Customer."

         WHEREAS, on October 4, 1993, Pipeline and Rochester Gas and Electric Corporation ("RG&E") entered into a Marketing Agreement that was designed to permit Pipeline to assist RG&E in marketing RG&E's upstream transportation capacity on Texas Eastern Transmission Corporation ("Texas Eastern"), Tennessee Gas Pipeline Company ("Tennessee"), and on-system storage demand and capacity, and related transportation capacity on Pipeline;

         WHEREAS, Pipeline and Customer entered into a Letter Agreement on September 17, 1993, in which it was agreed that Customer would acquire part of the RG&E capacity;

         WHEREAS, Pipeline and Texas Eastern sought authorization of the Fede-ral Energy Regulatory Commission ("FERC") as necessary to construct facilities and to provide certain services to Customer, in two FERC dockets: Texas Eastern Transmission Corporation, Docket No. CP94-6-000, and CNG Transmission Corporation, Docket No. CP94-89-000;

         WHEREAS,  by order issued  November 1, 1994, in the referenced  dockets
(69 FERC P. 61,132 (1994)), the FERC granted Pipeline and Texas Eastern certificates of public convenience and necessity, but materially modified portions of the original proposal and refused to rule on other portions;

         WHEREAS, on January 12, 1995, Pipeline and Customer entered into a Letter Agreement amending the September 17, 1993 Agreement, so that Customer's capacity would be established in two phases:

         Phase I beginning on April 1, 1995 for 720,000 Dt of Storage Capacity under Pipeline's Rate Schedule GSS with a related Storage Demand of 12,000 Dt/day, and on November 1, 1995 for firm transportation capacity of 8,000 Dt/day on Pipeline's system; and

         Phase II beginning on April 1, 1996 for 360,000 Dt of additional Storage Capacity under Pipeline's Rate Schedule GSS with a related Storage Demand of 6,000 Dt/day, and November 1, 1996 for 4,000 Dt/day of firm transportation capacity on Pipeline's system;

         WHEREAS, on February 1, 1995, Pipeline and RG&E entered into a Replacement Marketing Agreement to reflect the modifications in the November 1, 1994, FERC Order; and

         WHEREAS, Pipeline and Texas Eastern filed a Joint Stipulation and Agreement in the referenced dockets on February 21, 1995, which the FERC ap-proved by order issued May 31, 1995, authorizing certain services by Pipeline for Customer including the services reflected in this Service Agreement (71 FERC P. 61,244 (1995));

         NOW, THEREFORE, WITNESSETH: That, in consideration of the mutual cove-nants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   Quantities

     A. During the term of this Agreement, Pipeline will transport for Cus-tomer, on a firm basis, and Customer may furnish, or cause to be furnished, to Pipeline natural gas for such transportation, and Customer will accept, or cause to be accepted, delivery from Pipeline of the quantities Customer has tendered for transportation.

     B. The maximum quantities of gas which Pipeline shall deliver and which Customer may tender shall be as set forth on Exhibit A, attached hereto.

                                    ARTICLE II
                                       Rate

     A. Unless otherwise mutually agreed in a written amendment to this Agreement, beginning on November 1, 1995, Customer shall pay Pipeline for transportation services rendered pursuant to this Agreement, the maximum rates and charges provided under Rate Schedule FTNN set forth in Pipeline's effective FERC Gas Tariff, including applicable surcharges and the Fuel Retention Percentage.

     B. Pipeline shall have the right to propose, file and make effective with the Federal Energy Regulatory Commission ("Commission") or any other body having jurisdiction, revisions to any applicable rate schedule, or to propose, file, and make effective superseding rate schedules for the purpose of changing the rate, charges, and other provisions thereof effective as to Customer; provided, however, that (i) Section 2 of Rate Schedule FTNN "Applicability and Character of Service," (ii) term, (iii) quantities, and (iv) points of receipt and points of delivery shall not be subject to unilateral change under this Article. Said rate schedule or superseding rate schedule and any revisions thereof which shall be filed and made effective shall apply to and become a part of this Service Agreement. The filing of such changes and revisions to any applicable rate schedule shall be without prejudice to the right of Customer to contest or oppose such filing and its effectiveness.

                                   ARTICLE III
                                Term of Agreement

         Subject to all the terms and conditions herein, this Agreement shall be effective as of November 1, 1995, and shall continue in effect for a primary term through and including October 31, 2016, and from year to year thereafter, until either party terminates this Agreement by giving written notice to the other at least twenty-four months prior to the start of the next contract year.

                                     ARTICLE IV
                           Points of Receipt and Delivery


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         The Points of Receipt and Delivery and the maximum  quantities for each point for all gas that may be received for Customer's account for transportation by Pipeline shall be as set forth on Exhibit A.

                                     ARTICLE V
                  Incorporation By Reference of Tariff Provisions

         To the extent not inconsistent with the terms and conditions of this Agreement, the following provisions of Pipeline's effective FERC Gas Tariff, and any revisions thereof that may be made effective hereafter are hereby made applicable to and a part hereof by reference:

     1. All  of  the  provisions  of  Rate  Schedule  FTNN,   or  any  effective
superseding rate schedule or otherwise applicable rate schedule; and

     2. All of the provisions of the General Terms and Conditions, as they may be revised or superseded from time to time.

                                     ARTICLE VI
                                   Miscellaneous

     A. No change, modification or alteration of this Agreement shall be or become effective until executed in writing by the parties hereto; provided, however, that the parties do not intend that this Article VI.A. requires a further written agreement either prior to the making of any request or filing permitted under Article II hereof or prior to the effectiveness of such request or filing after Commission approval, provided further, however, that nothing in this Agreement shall be deemed to prejudice any position the parties may take as to whether the request, filing or revision permitted under Article II must be made under Section 7 or Section 4 of the Natural Gas Act.

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     B. Any notice,  request or demand  provided for in this  Agreement,  or any notice which either party may desire to give the other, shall be in writing and sent to the following addresses:

                  Pipeline:   CNG Transmission Corporation
                              445 West Main Street
                              Clarksburg, West Virginia 26301
                              Attention: Vice President, Marketing and
                                         Customer Services

                  Customer:   Public Service Company of North Carolina, Inc.
                              400 Cox Road
                              P.O. Box 1398
                              Gastonia, NC    28053-1398
                              Attention:  Sr. Vice President, Gas Supply &
                                          Marketing

or at such other address as either party shall designate by formal written notice.

     C. No presumption shall operate in favor of or against either party hereto as a result of any responsibility either party may have had for drafting this Agreement.

     D. The subject headings of the provisions of this Agreement are inserted for the purpose of convenient reference and are not intended to become a part of or to be considered in any interpretation of such provisions.

     E. The capacity herein is in addition to the services that are currently provided by Pipeline to Customer. Therefore, this Service Agreement does not supersede or cancel any current Service Agreements between Customer and Pipeline. If this Service Agreement becomes effective as an executed Service Agreement, its quantities shall be in addition to the contract quantities and the Maximum Daily Delivery Obligation(s) stated in Exhibit A to the Service Agreement between Customer and Pipeline under Rate Schedule FTNN dated October 8, 1993, effective November 1, 1993.


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         IN WITNESS  WHEREOF,  the parties hereto intending to be legally bound, have caused this Agreement to be signed by their duly authorized officials as of the day and year first written above.


                                            CNG TRANSMISSION CORPORATION
                                              (Pipeline)



                                            By:  s\ Joseph A. Curia
                                            Its: Vice President



                                            PUBLIC SERVICE COMPANY OF NORTH
                                              CAROLINA, INC.
                                              (Customer)



                                            By:  s\ Franklin H. Yoho
                                            Its: Senior Vice President -
                                                 Marketing & Gas Supply
                                                   (Title)




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                                     EXHIBIT A
                               To The FTNN Agreement
                             Effective November 1, 1995
                        Between CNG Transmission Corporation
                 And Public Service Company of North Carolina, Inc.

A.    Quantities

      The maximum quantities of gas that Pipeline shall deliver and that Customer may tender shall be as follows:

      1. Total Transportation Quantities upon implementation of Phase I, commencing November 1, 1995:

           a.     Maximum Daily Transportation Quantity ("MDTQ") of 8,000 Dt.
           b.     A Maximum Annual Transportation Quantity ("MATQ") of
                  2,920,000 Dt.

      2. Total Transportation Quantities upon implementation of Phase II, commencing November 1, 1996:

           a.     An additional 4,000 Dt per Day, for an MDTQ of 12,000 Dt.
           b.     A corresponding MATQ of  4,380,000 Dt.

      3.   Termination of Phase I Quantities:

           Upon twenty-four months' prior written notice, Customer may reduce the MDTQ by up to 8,000 Dt and the MATQ by a corresponding quantity up to 2,920,000 Dt, effective at any time after October 31, 2015.


B.    Points of Receipt

      1.   Total Entitlements

           The Points of Receipt and the maximum quantities for each point shall be as set forth below. Each of the parties will use due care and diligence to assure that uniform pressures will be maintained at the Receipt Points as reasonably may be required to render service hereunder, but Pipeline shall not be required to accept gas at less than the minimum pressures specified herein. In addition to the quantities specified below, Customer may increase the quantities furnished to Pipeline at each receipt point, so long as such quantities, when reduced by the fuel retention percentage specified in Pipeline's


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                                                                       EXHIBIT A
                                                 November 1, 1995 FTNN Agreement
                                            Between CNG Transmission Corporation
                              and Public Service Company of North Carolina, Inc.
                                                                     Page 2 of 4

currently effective FERC Gas Tariff, do not exceed the quantity limitation specified below for each Primary Receipt Point.

           a.     Phase I

                  Up to 8,000 Dt per Day at the interconnection of the facilities of Pipeline and Texas Eastern Pipeline Corporation or other pipeline(s), in Westmoreland County, Pennsylvania, known as the Oakford Interconnection, at a pressure of not less than five hundred seventy-five (575) psig;

           b.     Phase II

                  Up to a combined maximum daily quantity of 4,000 Dt at the following Appalachian Aggregation Points:
                  (i)    Cornwell  Station,  located  in  Kanawha  County,  West
                         Virginia;
                  (ii) Bridgeport Station, located on Line TL-373 in Harrison County, West Virginia; and
                  (iii) Hastings Station (wet gas) located in Wetzel County, West Virginia.

      2.   Use of Receipt Points for Injection Of Gas Into Storage

           Customer's right to use the above Receipt Points to tender gas for injection into storage under its Part 284 storage service agreement dated October 17, 1995, shall be subject to the following terms and conditions:

           a. Nominations of Receipts for Injection into Storage, whether made by Customer or by Customer's agent, assignee, or Replacement Customer, shall reduce Customer's entitlement to Receipts for Transportation at each affected Receipt Point, by an equivalent quantity.

           b. Nominations of Receipts for Transportation under this Agreement, whether made by Customer or by Customer's agent, assignee, or Replacement Customer, shall reduce Customer's entitlement to Receipts for Injection into Storage at each affected Receipt Point, by an equivalent quantity.

           c. All nominations under this Agreement for injection into storage shall be subject to Pipeline's confirmation of a corresponding nomination for injection of such gas into Pipeline's storage Pool(s), under a valid Service Agreement for storage service by Pipeline; provided, however, that this requirement shall not affect Customer's ability to inject gas into storage in accordance with Section 9 of Rate Schedule FTNN.



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                                                                       EXHIBIT A
                                                 November 1, 1995 FTNN Agreement
                                            Between CNG Transmission Corporation
                              and Public Service Company of North Carolina, Inc.
                                                                     Page 3 of 4

          d. These limitations on Points of Receipt for injection into storage shall not be affected by any capacity release or assignment of service entitlements under this Agreement.

C.         Points of Delivery

           The Maximum Daily Delivery Obligation(s) (MDDO) stated below, if any, reflect Pipeline's total obligation to deliver quantities to the Point(s) of Delivery to Customer, to Customer's assignee, or to any applicable Replacement Customer. Each of the parties will use due care and diligence to assure that uniform pressures will be maintained at the Delivery Point(s) as reasonably may be required to render service hereunder, but Pipeline shall not be required to deliver gas (or cause gas to be delivered) at greater than the maximum pressures specified herein. The Points of Delivery and the MDDO's under this Service Agreement, if applicable, shall be as follows:

      1. Up to the specified MDDO, at an existing interconnection between the facilities of Pipeline and Transcontinental Gas Pipe Line Corpora-tion ("Transco") in Prince William County, Virginia, known as the Nokesville Interconnection:

           a. Effective upon implementation of Phase I, commencing November 1, 1995 -- 8,000 Dt per Day.

           b. Effective upon implementation of Phase II, commencing November 1, 1996 -- 12,000 Dt per Day.

      2. Up to the nominated quantities permitted by paragraph B.2.c, above, at points of injection into Pipeline's storage pools.


D.         Aggregate MDDO's

      1.   The MDDO's stated in Paragraph C.1., above, are in addition to:

           a. the MDDO's derived from the Service Agreement between Customer and Pipeline under Section 8 of Rate Schedule FTNN (FTNN-GSS Service) dated October 17, 1995; and

           b. the MDDO of 30,000 Dt per Day stated in Exhibit A to the Service Agreements between Customer and Pipeline under Rate Schedule FTNN and Section 8 of Rate Schedule FTNN (FTNN-GSS Service) dated October 8, 1993, effective November 1, 1993; notwithstanding the representation in the November 1, 1993 Agreements that 30,000 Dt per Day represents the totality of firm service to Customer at that Delivery Point.



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                                                                       EXHIBIT A
                                                 November 1, 1995 FTNN Agreement
                                            Between CNG Transmission Corporation
                              and Public Service Company of North Carolina, Inc.
                                                                     Page 4 of 4

      2. Absent modification or termination of the service agreements identified in paragraph D.1.b., above, or exercise of a reduction as noted in paragraph D.3., below, Pipeline's aggregate MDDO at the Nokesville Interconnection to Customer, Customer's assignee, or to any applicable Replacement Customer under Customer's long-term firm transportation service agreements shall be:

           a.     Effective commencing November 1, 1995 -- 50,000 Dt per Day.

           b.     Effective commencing November 1, 1996 -- 60,000 Dt per Day.

      3. If Customer exercises its option to reduce any MDTQ under this Service Agreement or the Section 8 of Rate Schedule FTNN (FTNN-GSS) Service Agreement between Pipeline and Customer dated October 17, 1995, then the MDDO's set forth hereunder shall be reduced by a corresponding quantity as of the effective date of Customer's MDTQ reduction.